Exhibit 99.1

SERVICES YOU COUNT ON Riverton Unit 12 Combined Cycle Conversion Annual 2015 Investor Update 02/26/2016 The Empire District Electric Company

Forward Looking Statements Certain matters discussed in this presentation are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about beliefs, expectations, estimates, projections, goals, forecasts, assumptions, risks and uncertainties, are forward-looking statements. Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans,” “anticipates,” “pro forma,” “predicts,” “seeks,” “could,” “would,” “will,” “can,” “continue” or “potential” and the negative of these terms or other comparable or similar terminology or expressions. The forward-looking statements in this presentation include, without limitation, statements relating to Liberty Utilities proposed acquisition of Empire, shareholder and regulatory approvals, and the completion of the proposed transaction. These statements reflect Empire’s management’s current beliefs and are based on information currently available to Empire management. Forward-looking statements involve significant risk, uncertainties and assumptions. Certain factors or assumptions have been applied in drawing the conclusions contained in the forward-looking statements (some of which may prove to be incorrect). Empire cautions readers that a number of factors could cause actual results, performance or achievement to differ materially from the results discussed or implied in the forward-looking statements. Important factors that could cause actual results, performance and results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to the following: (i) the risk that Empire may be unable to obtain shareholder approval for the proposed transaction or that Liberty Utilities or Empire may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or required governmental and regulatory approvals may delay the proposed transaction; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; or could otherwise cause the failure of the merger to close; (iii) the risk that a condition to the closing of the proposed transaction may not be satisfied; (iv) the failure to obtain any financing necessary to complete the merger; (v) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against Empire and others relating to the merger agreement; (vi) the receipt of an unsolicited offer from another party to acquire assets or capital stock of Empire that could interfere with the proposed merger; (vii) the timing to consummate the proposed transaction; (viii) disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees, regulators or suppliers; (ix) the diversion of management time and attention on the transaction; (x) general worldwide economic conditions and related uncertainties; (xi) the effect and timing of changes in laws or in governmental regulations (including environmental laws and regulations); (xii) the timing and extent of changes in interest rates, commodity prices and demand and market prices for gas and electricity; and (xiii) other factors discussed or referred to in the “Risk Factors” or “Forward Looking Statements” sections of Empire’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the SEC) and in subsequently filed Forms 10-Q and 8-K. Additional risks and uncertainties will be discussed in the proxy statement and other materials that Empire will file with the SEC in connection with the proposed transaction. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should be considered carefully and undue reliance should not be placed on the forward-looking statements. Each forward-looking statement in this presentation speaks only as of the date of the particular statement. For additional information with respect to certain of the risks or factors, reference should be made to Empire’s filings with the SEC. Except as required by law, Empire disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SERVICES YOU COUNT ON Algonquin Power & Utilities Corp. to Acquire The Empire District Electric Company “Algonquin Power & Utilities Corp. (“APUC”) and The Empire District Electric Company (“Empire”) announced that a subsidiary of Liberty Utilities Co. (“Liberty Utilities”), APUC’s wholly owned regulated utility business, has entered into an agreement and plan of merger pursuant to which Liberty Utilities will indirectly acquire Empire and its subsidiaries. Under the terms of the all-cash transaction, which has been unanimously approved by the Board of Directors of each company, Empire’s shareholders will receive $34.00 per common share, representing an aggregate purchase price of approximately $2.4 billion, including the assumption of approximately $0.9 billion of debt as of September 30, 2015. The purchase price represents a 21% premium to the closing price on February 8, 2016 and a 50% premium to Empire’s unaffected share price on December 10, 2015.” – Press Release dated February 11, 2016

$34.00 purchase price Represents 50% premium to unaffected December 10, 2015 closing price of $22.65 Joplin headquarters for Liberty Utilities Central Region (“Liberty Central”) Subsidiary of Liberty Utilities Liberty Central will serve approximately 338,000 customers on close Empire senior management team to lead Liberty Central Brad Beecher to assume role of President and CEO of Liberty Central Empire branding maintained for no less than 5 years Commitment to retain Empire employees Current Empire customer rates remain unaffected Continuing level of community support and involvement Transaction Highlights

Kansas City Oklahoma City St. Louis Omaha KS NE IA MO OK AR IL Joplin IN KY TN Jefferson City Overview of Liberty Utilities Central Region Empire’s service area complements Algonquin’s

1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2/9/2016 Transaction announced Missouri rate case proceeding in progress (Docket No. ER-2016-0023) Regulatory filings with State and Federal regulatory agencies Obtain approvals from state regulatory commissions in Missouri, Kansas, Oklahoma and Arkansas, and FERC and other Federal agencies File Preliminary Proxy Statement Empire Shareholder Meeting for Transaction Approval Develop and initiate transition and integration plans Expected Transaction close Tentative Transaction Approval Timeline

Who We Are NYSE ticker: EDE 100% regulated utility Operations in four states: MO, KS, OK, AR plus FERC 218,000 customers 10,000 square mile service territory Stock price on 2/26/2016: $32.76 Market capitalization: $1.4 billion on 2/26/2016 52 week range: $20.69 – $33.75 Shares outstanding: 43.8 million Annual average daily trading volume (12 month): 316,500 shares Current dividend Yield 3.2% (as of 2/26/2016) FERC , 3.4% Missouri , 85.9% Kansas , 4.7% Arkansas , 3.3% Oklahoma , 2.7% 2015 On - System Electric Revenues by Jurisdiction

Executive Management Officers average nearly 20 years utility experience with Empire Independent Board of Directors Non-executive chairman All directors other than CEO are independent Experienced Management Board of Directors Brad Beecher President & CEO Laurie Delano VP - Finance & CFO Kelly Walters VP & COO - Electric Ron Gatz VP & COO - Gas Robert Sager Controller, Asst. Sec. & Asst. Treasurer Dale Harrington Corp Secretary & Dir – Investor Relations Mark Timpe Treasurer Blake Mertens VP – Energy Supply & Delivery Operations Brent Baker VP – Customer Service, Transmission & Engineering

Fourth Quarter and 2015 Full Year Update Elk River Wind Farm – Meeting renewable energy standards

4th Quarter 2015 4th Quarter 2014 Full Year 2015 Full Year 2014 Net Income (millions) $9.9 $11.1 $56.6 $67.1 Earnings Per Share $0.23 $0.26 $1.30(1) $1.55 Dividends Per Share $0.26 $0.26 $1.04 $1.025 Quarter Drivers: Increased Missouri customer rates Mildest fourth quarter heating-season weather in 30 years Slightly lower overall operations and maintenance expense Increased depreciation and amortization, property, interest and other non-operating expenses Twelve Month Ended Drivers: Increased Missouri customer rates Customer growth Milder weather and other volumetric changes FERC wholesale refund Fuel deferral timing Increased operating and maintenance expense, depreciation and amortization, property, interest and other non-operating expenses Reduced AFUDC levels Missouri Customer Rates: Effective July 26, 2015; $17.1M annual increase in base revenue; fuel re-based Fourth Quarter and 2015 Full Year Highlights (1) Fully Diluted = $1.29

Fourth Quarter and 2015 Full Year Highlights Quarter ended December 31, 2015: Consolidated Basic EPS After Tax Increase (Decrease) $0.02 $0.01 $0.00 $(0.03) $(0.01) $(0.01) $(0.01) $0.26 $0.23 $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 Period Ended 12/31/2014 Margin O&M Depreciation & Amortization Property & Other Taxes Interest AFUDC Other Income & Deductions Period Ended 12/31/2015

Fourth Quarter and 2015 Full Year Highlights Full Year 2015: Consolidated Basic EPS After Tax Increase (Decrease) $0.09 $(0.07) $(0.11) $(0.04) $(0.05) $(0.03) $(0.03) $(0.01) $1.55 $1.30 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 Period Ended 12/31/2014 Margin O&M Depreciation & Amortization Property & Other Taxes Interest AFUDC Other Income & Deductions Dilution of Common Stock Period Ended 12/31/2015

Earnings Per Share 2015 / 2016 Earnings Drivers 2015 Actual: Lower margin due to less favorable weather 2016 Guidance: Full year of Asbury AQCS cost recovery in customer rates Rates in effect late September 2016 for Missouri case filed October 16, 2015 to recover Riverton Unit 12 Combined Cycle project costs Riverton lag effect until project costs recovered in customer rates in September 2016 Riverton 12 depreciation rate approximately 2% Guidance Range $1.30 to $1.45 (1) $1.29 Diluted Guidance Range $1.38 to $1.54 (1) Range adjusted to $1.26 to $1.44 to include estimated merger transaction fees of $15 to $17 million, with approximately 50% payable in 2016 $1.30 $1.00 $1.10 $1.20 $1.30 $1.40 $1.50 2015 Guidance Range Estimate 2015 Actual 2016 Guidance Range Estimate

Regulatory Update Leading by example – adopting electric plug-in technologies for vehicle fleet

Missouri Rate Case Highlights (Docket No. ER-2016-0023) Requested increase of $33.4 million, or 7.3% above current rates Test year ending June 30, 2015; expense true up through March 31, 2016 Seeks recovery of Riverton 12 Combined Cycle Conversion investment Requested Return on Equity – 9.9% Missouri jurisdictional Rate Base – $1.368 billion; overall Rate of Return – 7.58% Increased transmission, administrative and maintenance expenses Recovery of mandated solar program costs Revised depreciation rates; lower average interest costs Continuation of Fuel Adjustment Clause Cost Driver Revenue Requirement ($ in millions) Riverton Unit 12 Combined Cycle Conversion $27.4 Asbury True-Up 2.1 Effect of New Depreciation Rates (1.0) Other Normal Plant Additions 6.0 Administrative Costs 2.1 Capital Structure and Other (3.2) Total Base Rates $33.4

Missouri Rate Case Projected Timeline(1) (Docket No. ER-2016-0023) 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Riverton 12 Combined Cycle Conversion Filed October 2015 Riverton 12 Rates Realized True-Up Date March 31 New Rates Mid- Sept 2016 Testimony and Hearings Potential for Depreciation Lag2 1 Assumes customary 11-month Missouri procedural schedule 2 Rate case assumes in-service criteria met by June 1

Missouri Notice updating Integrated Resource Plan (IRP) Retirement of Riverton Units 8 and 9 – June 30, 2015 Missouri Energy Efficiency Investment Act (MEEIA) application withdrawn – July 24, 2015 Continue recovery of current Energy Efficiency programs through base rates Consider future MEEIA filing with 2016 IRP Solar Rebates At December 31, 2015, approximately 767 applications received; Deferred on Balance Sheet $3.5M Kansas Asbury Cost Recovery Tariff Rider approved April 15, 2015, increasing annual base revenues $0.78 million, effective June 1, 2015 Ad Valorem Tax Surcharge effective February 23, 2015, increasing annual base revenues $0.27 million Arkansas Alternative Generation Environmental Rider (GER) approved August 5, 2015, increasing annual base revenues $0.46M, effective February 23, 2015 Oklahoma Administrative rule provides rate reciprocity to electric companies who serve less than 10% of total customers in state Allows rates approved in Missouri to be applied in Oklahoma jurisdiction Filed for reciprocal rate approval of Missouri rates in Docket No. ER-2016-0023 on October 26, 2015 (Oklahoma Cause No. PUD 201500379) Other Regulatory / Legislative Highlights

Riverton 12 Combined Cycle Conversion Project – as of December 31, 2015, approximately $160M expenditures, tie-in complete, mechanical completion achieved Growth Plan

1 Measure of customer usage, excluding losses Actuals include AFUDC, projections exclude AFUDC; Net Plant excludes depreciation recorded as a Cost of Removal regulatory liability Includes effect of Bonus Depreciation through 2019 Growth Data 1 1,100 1,255 1,255 1,257 1,409 1,392 1,391 1,377 1,326 1,280 162 162 169 177 65 65 65 62 86 86 1,159 1,173 1,152 1,085 1,199 1,198 1,142 1,080 1,162 1,149 5,330 5,486 5,494 5,263 5,584 5,452 5,233 5,315 5,371 5,282 0 1,000 2,000 3,000 4,000 5,000 6,000 400 600 800 1,000 1,200 1,400 1,600 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 000’s MWh Demand Capacity, Peak Demand & Total System Input 1 Owned Capacity Purchased Power Capacity Peak Demand Total System Input 108 101 146 160 223 177 124 117 168 161 120 59 64 60 69 73 81 86 93 100 105 109 1,510 1,540 1,601 1,600 1,798 1,837 2,034 2,052 2,133 2,196 2,206 1,321 1,298 1,321 1,295 1,440 1,440 1,598 1,600 1,668 1,727 1,741 500 1,000 1,500 2,000 2,500 0 50 100 150 200 250 2010 2011 2012 2013 2014 2015 2016E 2017E 2018E 2019E 2020E Net Plant in Service and Rate Base Annual Capital Expenditures Capex Depreciation Net Plant in Service (Less CWIP) Rate Base (Net Plant less CWIP and Deferred Taxes) Capital Expenditures ($ millions)

Electric Customer Growth Average Residential Rates 1 Source EEI 2 EEI preliminary 32014 and 2015 EEI not yet available 1 Source: EIA 2 2015 EEI Not yet available Growth Data (cont.) 1 2 -2 -1.5 -1 -0.5 0 0.5 1 1.5 2 2.5 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Percent Change EDE Industry Average 2 3 1 Note: Impact of E F - 5 tornado 3 0.0 2.0 4.0 6.0 8.0 10.0 12.0 2008 2009 2010 2011 2012 2013 2014 2015 Cents per kWh EDE Industry Average

Improving reliability and building rate base with infrastructure improvements Financial Metrics

Return on Equity



Quarterly ROE* – Trailing 12-Month Basis
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%

	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
ROE	7.5%	8.3%	8.8%	7.3%	6.9%	6.2%	6.0%	7.1%	7.2%	7.7%	8.0%	8.0%	7.9%	7.6%	7.8%	7.6%	7.8%	8.1%	8.2%	7.8%	8.5%	9.4%	9.3%	9.1%	8.6%	7.7%	7.2%	7.2%	7.1%

* Not weather adjusted

EMPIRE
SERVICES YOU COUNT ON

21

Earnings Profile 1 Dividend suspended for Q3 and Q4 in 2011 following EF-5 tornado on May 22, 2011 2 Basic EPS 1.17 1.18 1.17 1.31 1.32 1.48 1.55 1.30 1.28 1.28 1.28 0.64 1.00 1.005 1.025 1.04 $0.20 $0.60 $1.00 $1.40 2008 2009 2010 2011 2012 2013 2014 2015 Earnings and Dividends Per Share EPS Dividends Per Share 1 Per Share Amount 2

Period Ending Index 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 Empire District Electric Company $ 100.00 $ 98.06 $ 99.50 $ 115.97 $ 158.30 $ 156.20 S&P Electric Utilities Index $ 100.00 $ 120.97 $ 120.30 $ 129.68 $ 170.15 $ 160.95 S&P 500 $ 100.00 $ 102.11 $ 118.45 $ 156.82 $ 178.28 $ 180.75 Total Return Performance 85 100 115 130 145 160 175 190 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 Index Value Total Return Performance Empire District Electric Company S&P Electric Utilities Index S&P 500

1 Operating Revenues include revenues for fuel recovery and, effective March 1, 2014, SPP Integrated Market (IM) activity ($15.0M in 2015; $41.9M in 2014) 2 Operating revenues less fuel and purchased power and cost of natural gas sold and transported ($ in millions, except EPS and Book Value) 2015 2014 2013 2012 2011 Operating Revenues1 $605.6 $652.3 $594.3 $557.1 $576.9 Gross Margin2 $416.2 $410.2 $393.1 $359.6 $353.9 Operating Income $96.3 $100.0 $99.7 $96.2 $96.9 Net Income $56.6 $67.1 $63.4 $55.7 $55.0 Earnings Per Share $1.30 $1.55 $1.48 $1.32 $1.31 Return on Average Common Equity 7.2% 8.6% 8.7% 7.9% 8.2% EBITDA $211.7 $212.6 $206.4 $190.8 $194.5 Cash from Operations $184.8 $151.2 $157.5 $159.1 $134.6 Capital Structure Debt – Short Term $50.3 $44.3 $4.3 $24.7 $12.9 Debt – Long Term $837.9 $803.2 $743.4 $691.6 $692.3 Equity – Retained Earnings $101.4 $90.3 $67.6 $47.1 $33.7 Equity – Other $701.3 $693.0 $682.5 $670.7 $660.3 Total Equity $802.7 $783.3 $750.1 $717.8 $694.0 Book Value $18.32 $18.02 $17.43 $16.90 $16.53 Historical Financial Performance

Moody’s Standard & Poor’s Corporate Issuer Baa1 BBB First Mortgage Bonds A2 A- Commercial Paper P-2 A-2 Outlook Stable Negative Strong Investment Grade Ratings Target 50/50 capital structure February 2016 Moody’s reaffirmed credit ratings February 2016 Standard & Poor’s reaffirmed debt ratings; Outlook changed to negative following merger announcement

Financing Outlook and Debt Maturities $60M 3.59% 15-year FMB private placement debt financing, settled August 20, 2015 ( below) Well-spaced debt maturities, upcoming maturity of $25M in late-2016 with expectation to pay off as matures $200M five-year revolving credit facility maturing October 19, 2019; $75M accordion Average cost of debt 5.2% (including new 15 year $60M issuance *Not being refinanced * 25 90 100 88 60 92 40 55 80 50 120 60 0 30 60 90 120 2014 2016 2018 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 2042 2044 Debt Maturity ($ millions) Debt Maturities Credit Facility – $200M matures 10/2019

Supplemental Materials Energy Supply Portfolio Regulated Electric and Gas Utility Data Revenue Mix Generation Mix Residential Rates State Commission Profiles Management Biographies Contact Information Asbury AQCS Project –environmentally compliant base-load generation, in service with recovery in rates effective July, 2015

Energy Supply Primary Fuel Net Capacity (MW) Status Asbury Coal 198 Owned Riverton Natural Gas 177 Owned1 Iatan (12% owner, Units 1 &2) Coal 191 Owned State Line Combined Cycle Natural Gas 295 Owned2 State Line Unit 1 Natural Gas 96 Owned Empire Energy Center Natural Gas 257 Owned Ozark Beach Hydro 16 Owned Plum Point Energy Station (7.5% owner) Coal 50 Owned Owned Capacity (MW) 1,280 Elk River Windfarm PPA Wind 17 Contracted3 Plum Point Energy Station PPA Coal 50 Contracted4 Cloud County Windfarm PPA Wind 19 Contracted5 Purchased Power Capacity (MW) 86 Total Capacity (MW) 1,366 Notes: Does not included the Riverton Unit 12 combined cycle portion given completion in early to mid-2016 Does not include 40% owned by Westar Elk River contracted through December 2025 Plum Point contracted through December 2036 Cloud County contracted through December 2028 Kansas 9 7 Oklahoma Arkansas Missouri 3 6 1 2 4 5 1 2 3 4 5 6 7 9 8 8 Coal Natural Gas Hydro Wind 4 8 Favorable Environmentally Compliant Energy Supply Portfolio

Regulated Electric and Gas Utility Revenue Source (LTM 12/31/15) Electric Revenues by Customer (LTM 12/31/15) Gas Revenues by Customer (LTM 12/31/15) (1) Includes $15 Million of SPP IM revenues Excludes $2 Million of water revenues (2) Electric 92% Gas 7% Other 1% Total: $606 Million Residential 42% Commercial 31% Industrial 16% Other 8% Wholesale On - system 3% Total: $553 Million Residential 63% Commercial 25% Industrial 1% Other 9% Public Authorities 2% Total: $42 Million

Regulated Electric and Gas Utility (cont.) Diverse Generation/Balanced Mix of Resources 1,280 Net MW Owned Capacity 86 MW Purchased Power Capacity Total: 4,936 GWh 32% 4% 3% 1% 39% 21% 2015 Capacity Mix Coal-fired Coal PPA Wind PPA Hydro Gas-fired Simple Cycle Gas-fired Combined Cycle 50% 6% 17% 1% 4% 22% 2015 Energy Mix Coal-fired Coal PPA Wind PPA Hydro Gas-fired Simple Cycle Gas-fired Combined Cycle

Missouri Kansas Oklahoma Arkansas FERC % Operations 85.9 4.7 2.7 3.3 3.4 Commissioners (current; allowed) 5 of 5 3 of 3 3 of 3 3 of 3 5 of 5 Elected/Appointed Appointed Appointed Elected Appointed Appointed Test Year Historical Historical Historical Historical Historical Recovery mechanisms Yes Yes Yes Yes Yes RRA ranking 1 Average/2 Average/2 Average/2 Average/3 N/A 1 Regulatory Research Associates – RRA maintains three principal rating categories; Above Average, Average, and Below Average. Above Average indicates a relatively more-constructive, lower-risk regulatory environment from an investor viewpoint, and Below Average indicates a less-constructive, higher-risk regulatory environment from an investor viewpoint. Within the three principal rating categories, the numbers 1, 2 and 3 indicate relative position: designation 1 indicates a more constructive rating; 2, a mid-range rating; and 3, a less constructive rating. RRA endeavors to maintain a normal statistical distribution around the average. State Commission Profiles

Brad Beecher, President and CEO Laurie Delano, Vice President – Finance and CFO Dale Harrington, Corporate Secretary and Director of Investor Relations The Empire District Electric Company 602 S. Joplin Avenue Joplin, MO 64801 www.empiredistrict.com Laurie Delano Office: 417-625-5127 Mobile: 417-291-4397 ldelano@empiredistrict.com Dale Harrington Office: 417-625-4222 Mobile: 417-825-8281 dharrington@empiredistrict.com Executive Management and Investor Relations Team

Additional Information and Where to Find It The proposed transaction will be submitted to shareholders of Empire for their consideration. In connection with the transaction, Empire will file a proxy statement and other materials with the U.S. Securities and Exchange Commission (the SEC). This communication is not a substitute for the proxy statement or any other document that Empire may send to its shareholders in connection with the proposed transaction. EMPIRE SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT FOR THE PROPOSED TRANSACTION WHEN IT IS FILED, AND ANY AMENDMENT OR SUPPLEMENT THERETO THAT MAY BE FILED, WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EMPIRE AND THE TRANSACTION. All such documents, when filed, are available free of charge at the SEC’s website at www.sec.gov, at Empire’s website at www.empiredistrict.com or by sending a written request to Corporate Secretary, The Empire District Electric Company, 602 S. Joplin Avenue, Joplin, Missouri 64801. Participants in the Solicitation Empire and its directors and executive officers are deemed to be participants in any solicitation of Empire shareholders in connection with the proposed transaction. Information about Empire directors and executive officers is available in Empire’s definitive proxy statement, filed on March 18, 2015, in connection with its 2015 annual meeting of shareholders, and in Empire’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Making lives better every day with reliable energy and service SERVICES YOU COUNT ON Asbury Generating Station – 2015 AQCS construction Photo by Randy Richardson, AQCS Construction Manager